UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  January 25, 2007

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                         0-565                 99-0032630
           ------                         -----                 ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
----------------------------     ------------------------    ----------------
     of incorporation)                                      Identification No.)
     ----------------                                       -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in
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Fiscal Year
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(a) On January 25, 2007, the Board of Directors voted to amend a portion of
Article III, Section 1, effective immediately. The amendment eliminates the exception to the Board retirement age of 72 for any person who has served as Chief Executive Officer of the Company for five years or more. The Amendment to the Bylaws is filed herewith as Exhibit 3(ii) and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
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(d)      Exhibits

         3(ii) Amendment, effective January 25, 2007, to the Revised Bylaws of Alexander & Baldwin, Inc.



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                             SIGNATURE
                             ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 26, 2007


                                     ALEXANDER & BALDWIN, INC.
                                     /s/ Christopher J. Benjamin
                                     ----------------------------------
                                     Christopher J. Benjamin
                                     Senior Vice President,
                                     Chief Financial Officer and
                                     Treasurer